UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 18, 2008 (September 17, 2008)
CAPSTONE TURBINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
21211 Nordhoff Street, Chatsworth, California 91311
(Address of principal executive offices)
(818) 734-5300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     On September 17, 2008, Capstone Turbine Corporation, a Delaware corporation (the “Company”), entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Wachovia Capital Markets, LLC (“Wachovia”), as placement agent, relating to the issuance and sale by the Company of 21,485,660 shares of common stock of the Company, par value $0.001 per share (“Common Stock”) and warrants to purchase 6,445,698 shares of Common Stock at an initial exercise price of $1.92 per share (“Warrants”) to the signatories to the Subscription Agreements (as described below). The Warrants are immediately exercisable at any time prior to their expiration on September 23, 2013, unless cancelled pursuant to the terms of the Warrant at an earlier date. The Company expects to receive approximately $29.5 million in net proceeds from the offering, and anticipates that the closing of the offering will occur on September 23, 2008.
     In connection with the offering, the Company entered into Subscription Agreements, dated September 17, 2008 (the “Subscription Agreements”), between the Company and the investor signatories thereto. The form of Subscription Agreement is attached hereto as Exhibit 10 and is incorporated herein by reference.
     Wachovia Capital Markets, LLC acted as placement agent for the offering and will receive a placement fee equal to 4.8% of the gross proceeds of the offering (excluding any proceeds from the exercise of the Warrants).
     Northland Securities, Inc. will receive a financial advisory fee equal to 1.2% of the gross proceeds of the offering (excluding any proceeds from the exercise of the Warrants).
     The Company is offering the Common Stock and Warrants pursuant to a shelf registration statement on Form S-3 (Registration No. 333-128164) declared effective by the Securities and Exchange Commission on September 14, 2005 and a Registration Statement on Form S-3 (Registration No. 333-153551) filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended.
Item 8.01 Other Events
     On September 18, 2008, the Company issued a press release with respect to the pricing of its offer and sale of Common Stock and Warrants. A copy of the press release is attached hereto as Exhibit 99.1 to this report and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit 1	Placement Agency Agreement, dated as of September 17, 2008, between the Company and Wachovia Capital Markets, LLC

Exhibit 4	Form of Warrant

Exhibit 5.4	Opinion of Waller Lansden Dortch & Davis, LLP

Exhibit 10	Form of Subscription Agreement

Exhibit 23.4	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5.4)

Exhibit 99.1	Press Release issued by Capstone Turbine Corporation on September 18, 2008

Exhibit 99.2	Prospectus Supplement, dated as of September 17, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION
Date: September 17, 2008	By:	/s/ Edward I. Reich
Edward I. Reich
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1	Placement Agency Agreement, dated as of September 17, 2008, between the Company and Wachovia Capital Markets, LLC

Exhibit 4	Form of Warrant

Exhibit 5.4	Opinion of Waller Lansden Dortch & Davis, LLP

Exhibit 10	Form of Subscription Agreement

Exhibit 23.4	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5.4)

Exhibit 99.1	Press Release issued by Capstone Turbine Corporation on September 18, 2008

Exhibit 99.2	Prospectus Supplement, dated as of September 17, 2008

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